Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO FIVE-YEAR REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO FIVE-YEAR REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of March 30, 2012, by and among BLACKROCK, INC., a Delaware corporation (the “Company”), the Designated Borrowers party hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the banks and other financial institutions or entities party hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of March 10, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrowers.

The Borrowers have requested, and the Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.          Capitalized Terms.  All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.          Amendments.  Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that the Credit Agreement is amended as follows:

(a)        Section 1.1 of the Credit Agreement is hereby amended by:

(i)           deleting the table in the definition of “Applicable Percentage” in its entirety and replacing it with the following:

		Applicable Percentage Per Annum
Level	Debt Rating	LIBOR Rate/ LIBOR Market Index Rate	Base Rate/ Japanese Base Rate	Commitment Fee
I	> AA-	0.750%	0.000%	0.060%
II	A+	0.875%	0.000%	0.080%
III	A	1.000%	0.000%	0.100%
IV	A-	1.125%	0.125%	0.125%
V	≤ BBB+	1.375%	0.375%	0.175%

(ii)           adding the following sentence to the end of the definition of “Commitments” contained therein:

“The Commitment of each Lender is set forth opposite such Lender’s name on Schedule 1.1(b) or in the Register (giving effect to any Assignment and Assumption), as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.”

(iii)           deleting the following definitions in their entirety and replacing them with the following:

“‘Maturity Date’ means the earliest to occur of (a) March 30, 2017 (as such date may be extended with respect to consenting Lenders pursuant to Section 2.10), (b) the date of termination by the Company pursuant to Section 2.6, or (c) the date of termination pursuant to Section 11.2(a).”

‘Non-Consenting Lender’ means any Lender that either (a) has not consented to any proposed amendment, modification, waiver or termination of any Loan Document which, pursuant to Section 13.2, requires the consent of such Lender and with respect to which the Required Lenders shall have granted their consent or (b) constitutes a Non-Consenting Lender with respect to any requested extension of the Maturity Date pursuant to Section 2.10.”

(b)        Article II of the Credit Agreement is hereby amended by adding the following new Section 2.10 immediately after the end of Section 2.9.

“SECTION 2.10.  Extension of Maturity Date in respect of Revolving Credit Facility.

(a)           Requests for Extension.  The Company may, by notice to the Administrative Agent (who shall promptly notify the Lenders) made not later than 35 days prior to the latest Maturity Date in effect hereunder in respect of the Revolving Credit Facility (the “Existing Maturity Date”), make up to two requests that each Revolving Credit Lender extend such Lender’s Maturity Date in respect of the Revolving Credit Facility for an additional period of time equal to exactly one year from the Existing Maturity Date (the date of such request, the “Extension Request Date”), which notice shall set forth the desired effective date (which shall be a Business Day) for such extension (the “Requested Extension Date”) and the desired extended Maturity Date (the “Extended Maturity Date”).

(b)           Lender Elections to Extend.  Each Revolving Credit Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not later than the date (the “Notice Date”) that is 15 days after the Extension Request Date, advise the Administrative Agent whether or not such Revolving Credit Lender agrees to such extension, and each Revolving Credit Lender that determines not to so extend its Maturity Date shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Notice Date) and shall constitute a “Non-Consenting Lender” hereunder, and any Revolving Credit Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a Non-Consenting Lender with respect to such extension.  The election of any Revolving

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Credit Lender to agree to such extension shall not obligate any other Revolving Credit Lender to so agree.

(c)           Notification by Administrative Agent.  The Administrative Agent shall notify the Company of each Revolving Credit Lender’s determination under this Section no later than the date 20 days after the Extension Request Date (or, if such date is not a Business Day, on the next preceding Business Day).

(d)           Additional Commitment Lenders.  The Company shall have the right to replace each Non-Consenting Lender with, and add as “Revolving Credit Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Commitment Lender”) as provided in Section 4.14; provided that each of such Additional Commitment Lenders shall enter into an Assignment and Assumption in connection with any such extension of the Maturity Date pursuant to which such Additional Commitment Lender shall undertake a Revolving Credit Commitment (and, if any such Additional Commitment Lender is already a Revolving Credit Lender, its Revolving Credit Commitment shall be in addition to any other Revolving Credit Commitment of such Lender hereunder on such date) from one or more Non-Consenting Lenders.  Additional Commitment Lenders shall only become Revolving Lenders pursuant to Section 4.14 if the extension request is approved pursuant to subsection (e) below.

(e)           Minimum Extension Requirement.  Solely to the extent the total of the Revolving Credit Commitments of the Revolving Credit Lenders (including the Additional Commitment Lenders) that have agreed to extend their Maturity Date (each, including the Additional Commitment Lenders, an “Extending Lender”) shall be more than 50% of the Aggregate Commitments in effect immediately prior to the Requested Extension Date, then, effective as of the Requested Extension Date, the Maturity Date of each Extending Lender shall be extended to the Extended Maturity Date.

(f)           Changes to Applicable Percentage.  In connection with any extension of the Maturity Date made pursuant to this Section 2.10, the Applicable Percentage applicable to Loans made and to be made by Extending Lenders may be modified without any consent of any Non-Consenting Lender, provided that no such modification shall apply to the Loans of the Non-Consenting Lenders unless the Company and the Administrative Agent (without any requirement of consultation with or approval by any Non-Consenting Lender) determine that such change should apply to the Loans of the Non-Consenting Lenders and either (i) such Non-Consenting Lender has consented to such change (notwithstanding its not consenting to the extension of the Maturity Date) or (ii) such change represents an increase in the Applicable Percentage applicable to the Loans of the Non-Consenting Lenders.

(g)           Conditions to Effectiveness of Extensions.  As a condition precedent to such extension, the Company shall deliver to the Administrative Agent a certificate of each Borrower and Guarantor dated as of the Requested Extension Date signed by a Responsible Officer of such Person (i) certifying and attaching the resolutions adopted by such Person approving or consenting to such extension and (ii) in the case of the Company, certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Article VI are true and correct in all material respects on and as of the Requested Extension Date with the same effect as if made on

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and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, and (B) no Default exists.  In addition, on the Maturity Date of each Non-Consenting Lender, the Borrowers shall (x) prepay any Revolving Credit Loans outstanding on such date (and pay any additional amounts required pursuant to Section 4.11) to the extent necessary to keep outstanding Revolving Credit Loans ratable with any revised Commitment Percentages of the respective Lenders effective as of such date and (y) make such other prepayments of Revolving Loans (including any additional amounts required pursuant to Section 4.11) and/or Swingline Loans outstanding on such date and/or cash collateralize Letters of Credit in accordance with, and to the extent necessary to comply with, Section 2.5(b) after giving effect to the reduction in Commitments occurring on such Maturity Date.

(h)           Extension by Additional Lenders.  At any time after the effectiveness of an extension of the Maturity Date pursuant to this Section 2.10 but prior to the Maturity Date in effect with regard to such Lender prior to it becoming an Extending Lender, any Lender that is originally a Non-Consenting Lender in connection with any extension that becomes effective may, prior to the effectiveness of any assignment of such Non-Consenting Lender’s Commitment pursuant to Section 4.14, agree to become an Extending Lender by a writing delivered to the Administrative Agent and the Company, and promptly after receipt of such writing by the Administrative Agent, such Lender shall be an Extending Lender.

(i)           Conflicting Provisions.  This Section shall supersede any provisions in Section 4.4, 4.6 or 13.2 to the contrary.”

(c)        Section 13.1(a) of the Credit Agreement is hereby amended by deleting the reference to “Robert P. Connolly, Esquire” therein.

(d)        Section 13.2 of the Credit Agreement is hereby amended by deleting the first sentence thereof (but not deleting subsections (a) through (h) thereof or any provisos or paragraphs thereafter) in its entirety and replacing it with the following:

“Except as set forth below or as specifically provided in any Loan Document, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Company and each Designated Borrower; provided that, except as expressly provided in Section 2.10 hereof, no amendment, waiver or consent shall:”

(e)        The Credit Agreement is hereby amended by adding Schedule 1.1(b) thereto, as attached hereto as Exhibit A to this Amendment, which such Schedule 1.1(b) reflects the Commitments as of the date of this Amendment, after giving effect to the Master Assignment and Assumption to be entered into immediately prior to the effectiveness of this Amendment.

(f)         If at any time on or prior to the date that is 60 calendar days after the date of this Amendment (i) the Company provides to the Administrative Agent notice of intent to effectuate this Section 2(f) of the Amendment and the date of such effectiveness, which shall not be less

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than three Business Days after the date of such notice (the “Proposed Increased Commitment Effective Date”), and which such notice shall be promptly provided to the Lenders by the Administrative Agent, (ii) no Default or Event of Default has occurred and is continuing at the time of such notice or on the Proposed Increased Commitment Effective Date, (iii) each Borrower has delivered to the Administrative Agent a certificate of a Responsible Officer of such Borrower certifying that attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors or shareholders, as applicable, of such Borrower authorizing the increase of the Aggregate Commitment from $3,500,000,000 to an amount not less than the Aggregate Commitment reflected on the Schedule 1.1(b) attached as Exhibit B hereto, which such resolutions are reasonably satisfactory to the Administrative Agent and its counsel and (iv) the Company has paid the fees set forth in Section 7(c) hereof with respect thereto, then on the Proposed Increased Commitment Effective Date (or such later date as is necessary to satisfy the conditions set forth in this Section 2(f) and agreed by the Company and the Administrative Agent) the principal amount of the Aggregate Commitment shall be increased to the amount of the Aggregate Commitment reflected on the Schedule 1.1(b) attached as Exhibit B and the principal amount of the Commitment of each Lender shall be the amount set forth under the heading “Commitment” under such Lender’s name on the Schedule 1.1(b) attached as Exhibit B, and Schedule 1.1(b), as originally attached hereto as Exhibit A, shall be replaced by the Schedule 1.1(b) as attached hereto as Exhibit B, and such replacement Schedule 1.1(b) and a notice of the effectiveness of this Section 2(f) shall be provided to the Lenders by the Administrative Agent.  The parties agree that (A) no increase of the Aggregate Commitment pursuant to this Section 2(f) shall constitute any usage of the capacity of the Company to increase the Aggregate Commitment set forth in Section 2.7 of the Credit Agreement, (B) no increase of the Aggregate Commitment pursuant to this Section 2(f) shall increase or otherwise affect the Japanese Yen Commitment, L/C Commitment or the Swingline Commitment, and (C) if no notice is provided pursuant to this Section 2(f) by the date that is 60 calendar days after the date of this Amendment, or the conditions thereto are not satisfied by the date that is 70 calendar days after the date of this Amendment, then in either such case the amendment provided in this Section 2(f) shall not be effective and shall not be capable of being effectuated.

3.          Effectiveness.  This Amendment shall become effective on the date when the Administrative Agent or Wells Fargo Securities, LLC (“Wells Fargo Securities”), as applicable, shall have received (a) a fully-executed Master Assignment and Assumption Agreement giving effect to all assignments of the Commitments of Non-Consenting Lenders to be made pursuant to Section 4.14 of the Credit Agreement or otherwise in connection herewith, so that after giving effect thereto the Commitments are as set forth on Schedule 1.1(b) to the Credit Agreement (as attached as Exhibit A to this Amendment), (b) counterparts of this Amendment executed by the Borrowers, the Guarantor, all of the Lenders (after giving effect to the Master Assignment & Assumption Agreement) and (c) payment of all fees, costs and expenses set forth in Sections 7(a) and (b) of this Amendment.

4.          Limited Effect.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit

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Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5.          Representations and Warranties.  Each Borrower and Guarantor represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

6.          Acknowledgement and Reaffirmation.  By their execution hereof, each Borrower and the Guarantor hereby expressly (a) consents to this Amendment (including the increase in the Aggregate Commitments provided in Section 2(f) in the event the Increase Effective Date occurs), (b) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which such Borrower or the Guarantor is a party remain in full force and effect (it being understood and agreed that to the extent any such covenants, representations, warranties or other obligations are expressly modified herein, such covenants, representations, warranties or obligations shall continue in full force and effect as expressly modified herein) and (c) acknowledges and agrees that this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

7.          Costs, Expenses and Taxes.  The Company agrees to pay:

(a)           in accordance with Section 13.3 of the Credit Agreement, but subject to the provisions set forth in Section 5 of that certain commitment letter dated as of March 12, 2012 from Wells Fargo and the other commitment parties thereto to the Company, all reasonable and invoiced out-of-pocket costs and expenses of the Administrative Agent and Wells Fargo Securities in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and invoiced fees and out-of-pocket expenses of counsel for the Administrative Agent and Wells Fargo Securities;

(b)           all fees payable pursuant to that certain letter agreement by and among the Company, Wells Fargo, Wells Fargo Securities, LLC and Citigroup Global Markets Inc., dated as of March 12, 2012; and

(c)           without duplication of any amount payable pursuant to subparagraph (b) above, in the event that the amendment provided in Section 2(f) hereof is effectuated, whether on the Proposed Increased Commitment Effective Date or a later time as provided therein (the “Increase Effective Date”), a fee to each Lender whose Commitment is increased as a result thereof in an

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amount equal to the sum of (i) 0.02% times the amount of such increase up to the amount of the Commitment of such Lender in effect prior to the effectiveness of this Amendment plus (ii) 0.10% times the amount, if any, by which the Commitment of such Lender on the Increase Effective Date exceeds the Commitment of  such Lender in effect prior to the effectiveness of this Amendment.

8.          Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile or electronic (pdf) transmission shall be effective as delivery of a manually executed counterpart hereof.

9.          Governing Law.  This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.

10.        Entire Agreement.  This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

11.        Successors and Assigns.  This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives, all as of the day and year first written above.

BORROWERS:

BLACKROCK, INC.,
as Borrower and Guarantor

By:	/s/ Amy Engel
Name:	Amy Engel
Title:	Managing Director and Treasurer

BLACKROCK GROUP LIMITED,
as Designated Borrower

By:	/s/ James DesMarais
Name:	James DesMarais
Title:	Managing Director

BLACKROCK HOLDINGS DEUTSCHLAND GMBH,
as Designated Borrower

By:	/s/ Andrej Brodnik
Name:	Andrej Brodnik
Title:	Managing Director

By:	/s/ Steven P. Bayly
Name:	Steven P. Bayly
Title:	Managing Director

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender, L/C Agent and Lender

By:	/s/ Karen Hanke
Name:	Karen Hanke
Title:	Director

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

CITIBANK, N.A., as Lender

By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Authorized Signatory

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

BANK OF AMERICA, N.A., as Lender

By:	/s/ Philip P. Whewell
Name:	Philip P. Whewell
Title:	Assistant Vice President

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

BARCLAYS BANK PLC, as Lender

By:	/s/ David Barton
Name:	David Barton
Title:	Director

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Ayesha Umer
Name:	Ayesha Umer
Title:	Vice President

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and as the Japanese Yen Lender

By:	/s/ William G. Karl
Name:	William G. Karl
Title:	General Manager

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

CREDIT SUISSE AG, Cayman Islands Branch, as Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Director

By:	/s/ Michael D. Spaight
Name:	Michael D. Spaight
Title:	Associate

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By:	/s/ Stephanie W. Lee
Name:	Stephanie W. Lee
Title:	Director

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

MIZUHO CORPORATE BANK, LTD., as Lender

By:	/s/ Naoshi Inomata
Name:	Naoshi Inomata
Title:	Deputy General Manager

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

THE ROYAL BANK OF SCOTLAND PLC, as Lender

By:	/s/ Kevin Beatty
Name:	Kevin Beatty
Title:	Vice President

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

UBS AG, STAMFORD BRANCH, as Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

ROYAL BANK OF CANADA, as Lender

By:	/s/ Patrizia Lloyd
Name:	Patrizia Lloyd
Title:	Authorized Signatory

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

STATE STREET BANK AND TRUST COMPANY, as Lender

By:	/s/ Karen A. Gallagher
Name:	Karen A. Gallagher
Title:	Vice President

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

THE BANK OF NEW YORK MELLON, as Lender

By:	/s/ Joanne Carey
Name:	Joanne Carey
Title:	Vice President

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Barry K. Chung
Name:	Barry K. Chung
Title:	Senior Vice President

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Lender

By:	/s/ Rita Walz Cuccioli
Name:	Rita Walz Cuccioli
Title:	Executive Director

By:	/s/ Terence Corcoran
Name:	Terence Corcoran
Title:	Senior Vice President

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

BNP PARIBAS, as Lender

By:	/s/ Christian Mundigo
Name:	Christian Mundigo
Title:	Co-Head of Fixed Income Americas

By:	/s/ M. Andrews Yeo
Name:	M. Andrews Yeo
Title:	Managing Director

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

CREDIT AGRICOLE, as Lender

By:	/s/ Gina Harth-Cryde
Name:	Gina Harth-Cryde
Title:	Managing Director

By:	/s/ Stephanie Publie
Name:	Stephanie Publie
Title:	Managing Director

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

SOCIETE GENERALE, as Lender

By:	/s/ Shelly Yu
Name:	Shelly Yu
Title:	Director

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

STANDARD CHARTERED BANK, as Lender

By:	/s/ John C. Fell
Name:	John C. Fell
Title:	Managing Director

By:	/s/ Andrew Y. Ng
Name:	Andrew Y. Ng
Title:	Director

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Oscar D. Cortez
Name:	Oscar D. Cortez
Title:	Vice President

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Lender

By:	/s/ James Merli
Name:	James Merli
Title:	Managing Director

BlackRock, Inc.
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)
Signature Pages

Exhibit A
(to Amendment No. 1 to Five-Year Revolving Credit Agreement)

Schedule 1.1(b)
(to Five-Year Revolving Credit Agreement)

Commitments

	Commitment	Percentage
Wells Fargo Bank, National Association	$216,000,000.00	6.171428571%
Citibank, N.A.	$214,000,000.00	6.114285714%
JPMorgan Chase Bank, N.A.	$214,000,000.00	6.114285714%
Morgan Stanley Bank, N.A.	$214,000,000.00	6.114285714%
Bank of America, N.A.	$214,000,000.00	6.114285714%
Barclays Bank PLC	$214,000,000.00	6.114285714%
Deutsche Bank AG New York Branch	$214,000,000.00	6.114285714%
HSBC Bank USA, N.A.	$170,000,000.00	4.857142857%
The Royal Bank of Scotland plc	$170,000,000.00	4.857142857%
UBS AG, Stamford Branch	$170,000,000.00	4.857142857%
Credit Suisse AG, Cayman Islands Branch	$170,000,000.00	4.857142857%
Mizuho Corporate Bank, Ltd.	$170,000,000.00	4.857142857%
Goldman Sachs Bank USA	$170,000,000.00	4.857142857%
State Street Bank and Trust Company	$170,000,000.00	4.857142857%
The Bank of New York Mellon	$170,000,000.00	4.857142857%
Royal Bank of Canada	$120,000,000.00	3.428571429%
U.S. Bank National Association	$120,000,000.00	3.428571429%
BNP Paribas	$50,000,000.00	1.428571429%
Credit Agricole	$50,000,000.00	1.428571429%
Banco Santander, SA, New York Branch	$50,000,000.00	1.428571429%
Societe Generale	$50,000,000.00	1.428571429%
Standard Chartered	$50,000,000.00	1.428571429%
Sumitomo Mitsui Banking Corporation	$50,000,000.00	1.428571429%
Nomura Corporate Funding Americas, LLC	$50,000,000.00	1.428571429%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$50,000,000.00	1.428571429%

Total	$3,500,000,000	100.000000000%

BlackRock, Inc.
Exhibit A
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)

Exhibit B
(to Amendment No. 1 to Five-Year Revolving Credit Agreement)

Schedule 1.1(b)
(to Five-Year Revolving Credit Agreement)

Commitments

	Commitment	Percentage
Wells Fargo Bank, National Association	$255,000,000.00	6.737120211%
Citibank, N.A.	$255,000,000.00	6.737120211%
JPMorgan Chase Bank, N.A.	$255,000,000.00	6.737120211%
Morgan Stanley Bank, N.A.	$255,000,000.00	6.737120211%
Bank of America, N.A.	$255,000,000.00	6.737120211%
Barclays Bank PLC	$255,000,000.00	6.737120211%
Deutsche Bank AG New York Branch	$255,000,000.00	6.737120211%
HSBC Bank USA, N.A.	$170,000,000.00	4.491413474%
The Royal Bank of Scotland plc	$170,000,000.00	4.491413474%
UBS AG, Stamford Branch	$170,000,000.00	4.491413474%
Credit Suisse AG	$170,000,000.00	4.491413474%
Mizuho Corporate Bank, Ltd.	$170,000,000.00	4.491413474%
Goldman Sachs Bank USA	$170,000,000.00	4.491413474%
State Street Bank and Trust Company	$170,000,000.00	4.491413474%
The Bank of New York Mellon	$170,000,000.00	4.491413474%
Royal Bank of Canada	$120,000,000.00	3.170409511%
U.S. Bank National Association	$120,000,000.00	3.170409511%
BNP Paribas	$50,000,000.00	1.321003963%
Credit Agricole	$50,000,000.00	1.321003963%
Banco Santander, SA, New York Branch	$50,000,000.00	1.321003963%
Societe Generale	$50,000,000.00	1.321003963%
Standard Chartered	$50,000,000.00	1.321003963%
Sumitomo Mitsui Banking Corporation	$50,000,000.00	1.321003963%
Nomura Corporate Funding Americas, LLC	$50,000,000.00	1.321003963%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$50,000,000.00	1.321003963%

Total	$3,785,000,000	100.000000000%

BlackRock, Inc.
Exhibit B
Amendment No. 1 to Five-Year Revolving Credit Agreement (2012)